SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 on 15 (d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event
reported)		August 16, 2000


All-State Properties L.P.
        (Exact name of Registrant as specified in its charter)


Delaware
            (State or other jurisdiction of incorporation)


        0-12895                                    59-2399204
________________________           ___________________________________
(Commission File Number)            (IRS Employer Identification No.)



    5500 NW 69 Avenue               Lauderhill, Florida 33319
                (Address of principal executive offices)



        P.O. Box 5524, Fort Lauderdale, Florida 33310-5524
                              (Mailing Address)











Page 1 of 4




Item 2. Disposition of Assets
     A) Reference is made to Form 8-K filed September 24, 1997 describing a lease and option to purchase agreement entered into by a partnership in which the Company has an interest in profit distributions.
     On March 10, 2000, the optionee, CareMatrix of Lauderhill I, Inc., assigned its option to F.C. Forest Trace, Limited Partnership. On August 16, 2000, the transaction described in the previous Form 8-K and subsequent filings closed in accordance with the contract described therein, and funds transmitted in accordance with the enclosed Closing Statement. Pursuant to Agreements, the transaction will be finalized as at October 31, 2000. The Company has initially received funds in the amount of $3,895,974.77 for distribution in accordance with percentages described in Form 10-Q dated March 31, 2000 and previously described in Forms 10-K.
     The Company has paid its debentures in the amount of $1,627,110.96, together with accrued interest in the amount of $1,011,213, for a total of $2,638,323.96. Remaining funds, together with additional funds received after the October 31, 2000 finalization date, will form the basis of a distribution to limited partners prior to the end of the year.
     B) Form 8-K dated September 24, 1997 also described a related transaction describing the formation of a new joint venture to build a new facility. This transaction has not occurred because the CareMartrix related entity is in default, and the partnership in which the Company has an interest is pursuing its rights under the contract. The partnership retains the 4.2 acres of land.
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Item 7. Exhibits
(c) Exhibits:
1) Form 8-K filed September 24, 1997, incorporated by reference;
2) Form 10-Q for the quarter ended March 31, 2000, incorporated by reference;
3) Closing Statement between purchaser and seller.




















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SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALL-STATE PROPERTIES L.P.



                                      By: /s/STANLEY R. ROSENTHAL
                                            STANLEY R. ROSENTHAL
                                              GENERAL PARTNER


Dated: August 30, 2000


























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SETTLEMENT STATEMENT

Purchase Price:

PURCHASE PRICE:								$47,944,395.00
Adjustment for Escrow Balances					    704,860.00
Due Seller:									$48,649,255.00

Credits:
HUD Balance
(including accrued interest)		$26,720,254.00
Deposit						  4,500,000.00
Real Estate & Personal
Property Tax Proration			$   260,077.00

										$31,480,331.00
TOTAL:										$17,168,924.00

Funds into Escrow								$ 1,056,066.00
Taxes on Development Parcel:						$     4,092.00

BALANCE TO SELLER:								$16,108,766.00

TUNICOM LLC, a Florida limited liability company

By:  G.P. Unicom Corp., a Florida
corporation, managing member

By:/s/Bruce B. Litwer_______________ ___
	Bruce B. Litwer, Vice President

BLUFFSIDE DEVELOPMENT COMPANY, a
California limited partnership

By:  Forest City Bluffside Corporation,
an Ohio corporation, managing general
partner

By:/s/David J. Levey____________________
	David J. Levey, Vice President

By:  Forest City Equity Services, Inc.,
an Ohio corporation, general partner

By:/s/David J. Levey____________________
David J. Levey, Executive Vice
President




EXHIBIT 3